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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

FPB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-33351	65-1147861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 SE Port St. Lucie Boulevard, FL		34952
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 398-1388

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 4, 2007, FPB Bancorp, Inc. issued a press release concerning a new branch office of its subsidiary, First Peoples Bank. declared a 5% stock dividend. The record date for the determination of shareholders entitled to receive the dividend will be May 31, 2007. The payment date will be June 15, 2007.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPB BANCORP, INC.
(Registrant)
Date: June 4, 2007

/s/ Nancy E. Aumack
Nancy E. Aumack, Senior Vice President & Chief Financial Officer